UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 13, 2005


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                   1-04721                   48-0457967
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                  66251
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (800) 829-0965



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03 Material Modification to Rights of Security Holders

In contemplation of the proposed merger of Sprint Corporation ("Sprint") and Nextel Communications, Inc. ("Nextel"), on June 13, 2005, the board of directors of Sprint approved an amendment (the "Amendment") to the Second Amended and Restated Rights Agreement, dated as of March 16, 2004 (the "Rights Agreement"). The primary purposes of the Amendment are to reflect: (i) the redesignation of Series 1 FON Common Stock and Series 2 FON Common Stock into Series 1 Common Stock and Series 2 Common Stock, respectively, (ii) the inclusion of Non-Voting Common Stock as an additional stock as to which the rights issued under the Rights Agreement, as amended by the Amendment, will attach upon issuance of the Non-Voting Common Stock to the holders of Nextel Class B Common Stock in the merger, and (iii) the change of Sprint Corporation's name to Sprint Nextel Corporation following the merger. The Amendment will become effective immediately before the completion of the merger. The Amendment will not become effective if the merger is not completed.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the form of amendment, which is filed as Exhibit 4.2 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

          Exhibits

          4.1 Second Amended and Restated Rights Agreement between Sprint and UMB Bank, n.a., as Rights Agent, dated as of March 16, 2004 and effective as of April 23, 2004, (filed as Exhibit 1 to Amendment No. 5 to Sprint Corporation's Registration Statement on Form 8-A relating to Sprint's Rights, filed April 12, 2004 and incorporated herein by reference)

          4.2  Form of Amendment to Second Amended and Restated Rights Agreement







                                       1


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    SPRINT CORPORATION



Date:  June 14, 2005               By:  /s/ Michael T. Hyde
                                   Michael T. Hyde, Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number    Description                                                 Page

4.1 Second Amended and Restated Rights Agreement between Sprint and UMB Bank, n.a., as Rights Agent, dated as of March 16, 2004 and effective as of April 23, 2004, (filed as Exhibit 1 to Amendment No.5 to Sprint Corporation's Registration Statement on Form 8-A relating to Sprint's Rights, filed April 12, 2004 and incorporated herein by reference)

4.2  Form of Amendment to Second Amended and Restated Rights Agreement